CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Banro Corporation (the “Company”) on Form 20-F for the period ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Clarke, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 2, 2017	____/s/ John Clarke___________________________

John Clarke
President & Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Banro Corporation and will be retained by Banro Corporation and furnished to the Securities and Exchange Commission or its staff upon request.